Exhibit 10.25

THIRD AMENDMENT TO THIRD
AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) executed as of the 28th day of June, 2004, by and among EXCO RESOURCES, INC., a Texas corporation (the “Company”), EXCO OPERATING, LP, a Delaware limited partnership (“Operating”), NORTH COAST ENERGY, INC., a Delaware corporation (“North Coast”) and NORTH COAST ENERGY EASTERN, INC., a Delaware corporation (“North Coast Eastern”; together with the Company, Operating and North Coast, the “Borrowers”), BANK ONE, NA, a national banking association (“Bank One”), each of the financial institutions which is a party hereto (as evidenced by the signature pages to this Amendment) or which may from time to time become a party hereto pursuant to the provisions of Section 28 of the Third Amended and Restated Credit Agreement or any successor or assignee thereof (hereinafter collectively referred to as “Lenders”, and individually, “Lender”), Bank One, as Administrative Agent (“Agent”), BNP PARIBAS, as Syndication Agent, THE BANK OF NOVA SCOTIA, as Co-Documentation Agent and TORONTO DOMINION, (TEXAS), INC., as Co-Documentation Agent.  Capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in that certain Third Amended and Restated Credit Agreement dated as of January 27, 2004, by and among the Borrowers, Agent and the Lenders (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

WITNESSETH:

WHEREAS, the Borrowers have requested that the Agent and the Lenders amend the Credit Agreement to (i) increase the Borrowing Base to $145,000,000, (ii) modify a financial covenant and the method for calculating the Borrowers’ compliance with certain financial covenants and (iii) replace the Pricing Schedule; and Agent and the Lenders have agreed to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrowers, Agent and the Lenders, hereby agree as follows:

SECTION 1.                            Amendment to Credit Agreement.  Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1                               Additional Definitions.  The following definition shall be and it hereby is added in alphabetical order to Section 1 of the Credit Agreement:

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Combined Revolving Commitment means the sum of the Revolving Commitment plus the Dollar Equivalent of the “Revolving Commitment” under and as defined in the Canadian Credit Agreement.

Combined Total Outstandings means the sum of Total Outstandings plus the Dollar Equivalent of the “Total Outstandings” under and as defined in the Canadian Credit Agreement.

Net Working Capital means (i) all Consolidated Current Assets of the Company and its Subsidiaries (calculated without including the amount by which the Combined Revolving Commitment exceeds the Combined Total Outstandings as of such date) minus (ii) all Consolidated Current Liabilities of the Company and its Subsidiaries, in each case as set forth in financial statements of the Company prepared in accordance with GAAP.

Surplus Cash means the lesser of (i) cash and Cash Equivalents of the Company and its Subsidiaries, on a consolidated basis, and (ii) the amount by which the Company’s Net Working Capital exceeds zero.

Third Amendment Effective Date means June 28, 2004.

1.2                               Amended Definitions.  The following definition in Section 1 of the Credit Agreement shall be and it hereby is amended in its entirety as follows:

Consolidated Current Assets means, as of any date of determination, the total of the consolidated current assets of the Company determined in accordance with GAAP as of such date, plus, the amount by which the Combined Revolving Commitment exceeds the Combined Total Outstandings as of such date, less any amount required to be included in Consolidated Current Assets as a result of the application of FASB Statement 133 as of such date.

Consolidated Funded Debt means, as of any date, without duplication and with respect to any Person, the sum of (x) (i) all obligations for borrowed money or for the purchase price of property, (ii) all obligations evidenced by bonds, debentures, notes, bankers’ acceptances or other similar instruments, (iii) all other indebtedness (including obligations under Capital Leases, other than usual and customary oil and gas leases) on which interest charges are customarily paid or accrued, (iv) all guarantees of indebtedness, including reimbursement obligations with respect to letters of credit, (v) the unfunded or unreimbursed portion of all letters of credit, (vi) any indebtedness or other obligation secured by a Lien on assets, whether or not assumed, and (vii) all liability as a general partner of a partnership for obligations of that partnership of the nature described in (i) through (vi) preceding, minus, for purposes of calculating compliance with Sections 13(c) and 13(e) only, (y) Surplus Cash.

1.3                               Amended Borrowing Base.  Section 7(a) of the Credit Agreement shall be and it hereby is amended in its entirety as follows:

As of the Third Amendment Effective Date, the Borrowing Base shall be $145,000,000.

1.4                               Amended Debt Coverage Ratio.  Section 13(c) of the Credit Agreement shall be and it hereby is amended in its entirety as follows:

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Debt Coverage Ratio.  The Company will not allow the ratio of its Consolidated Funded Debt (i) as of the last day of any fiscal quarter ending on or before March 31, 2005, to its Consolidated EBITDA for the trailing four fiscal quarter period ending on such date to be greater than 4.35 to 1.00 and (ii) as of the last day of each fiscal quarter, beginning with the fiscal quarter ending June 30, 2005, to its Consolidated EBITDA for the trailing four fiscal quarter period ending on such date to be greater than 4.00 to 1.00; provided that, in the event any such period includes the date or dates on which one or more Acquisitions occurred, the Company’s Consolidated EBITDA shall be adjusted to give effect, on a pro forma basis, to such Acquisitions as if such Acquisitions occurred at the beginning of such period.

1.5                               Amended Annex A.  Annex A to the Credit Agreement shall be amended in its entirety by replacing such Annex A with the Annex A attached hereto.

1.6                               Amended Pricing Schedule.  The Pricing Schedule shall be amended in its entirety by replacing such Pricing Schedule with the Pricing Schedule attached hereto.

1.7                               Allocation of Borrowing Base.  The Lenders have agreed among themselves to reallocate their respective Commitments and to allow Key Bank, Fortis Capital Corp., Washington Mutual Bank, FA and Wells Fargo Bank, NA (collectively, the “June 2004 New Lenders”) to acquire an interest in the Commitments and the Loans.  After such reallocation of the Commitments, on the date hereof, the Lenders shall own the Commitment Percentages set forth on Annex A to the Credit Agreement.  With respect to such reallocation, each of the June 2004 New Lenders shall be deemed to have acquired the Commitments and Loans allocated to them from each of the Lenders pursuant to the terms of the Assignment and Acceptance Agreement attached as Exhibit E to the Credit Agreement as if the June 2004 New Lenders and the Lenders had executed an Assignment and Acceptance Agreement with respect to such allocation.  Each Lender shall surrender its existing Note and be issued a new Note in a face amount equal to each Lender’s Commitment Percentage times $250,000,000.  Each said Note to be in the form of Exhibit ”B” to the Credit Agreement with appropriate insertions.  The funds delivered to Agent by each of the June 2004 New Lenders to acquire an interest in the Commitments and the Loans shall be allocated such that after giving effect to such allocation and payment each of the Lender’s shall own the Commitment Percentages set forth on Annex A to the Credit Agreement.

SECTION 2.                            Reaffirmation of Representations and Warranties.  Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the representations, warranties and affirmative and negative covenants of the Company and its Subsidiaries contained in the Credit Agreement are incorporated herein by reference for all purposes as if copied herein in full.  The Borrowers hereby restate and reaffirm each and every term and provision of the Credit Agreement, as amended, including, without limitation, all representations, warranties and affirmative and negative covenants.  Except to the extent its provisions are specifically amended, modified or superseded by this Amendment, the Credit Agreement, as amended, and all terms and provisions thereof shall remain in full force and effect, and the same in all respects are confirmed and approved by the Borrowers, Agent and the Lenders.

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SECTION 3.                            Conditions.  The amendment to the Credit Agreement contained in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 3.

3.1                               Execution and Delivery.  The Borrowers shall have executed and delivered this Amendment, and other required documents, all in form and substance satisfactory to the Agent.

3.2                               Amendment of Other Agreements.  The Agent shall have received a fully-executed copy of an amendment to the Canadian Credit Agreement in the form attached hereto as Exhibit “A”.

3.3                               Representations and Warranties.  The representations and warranties of the Borrowers under this Amendment are true and correct in all material respects as of such date, as if then made (except to the extent that such representations and warranties related solely to an earlier date).

3.4                               No Event of Default.  No Event of Default shall have occurred and be continuing nor shall any event have occurred or failed to occur which, with the passage of time or service of notice, or both, would constitute an Event of Default.

3.5                               Other Documents.  The Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Agent or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Agent.

3.6                               Legal Matters Satisfactory.  All legal matters incident to the consummation of the transactions contemplated hereby shall be reasonably satisfactory to special counsel for the Agent retained at the expense of the Borrowers.

3.7                               Borrowing Base Increase Fee.  On the Third Amendment Effective Date, the Borrowers shall pay to the Agent, for the ratable benefit of the June 2004 New Lenders, a Borrowing Base increase fee equal to one-quarter of one percent (.25%) of the amount of the increase in the Borrowing Base from the amount in effect prior to the effectiveness of this Amendment.  Each June 2004 New Lender’s share of such fee shall be in the same proportion as such June 2004 New Lenders’ share of the Revolving Commitment bears to the aggregate Revolving Commitments of all June 2004 New Lenders.  The Borrowers further agree that any failure on their part to comply with and perform this covenant shall constitute an Event of Default under the Credit Agreement.

SECTION 4.                            Miscellaneous.

4.1                               Additional Representations and Warranties.  The Borrowers hereby represent and warrant that all factual information, if any, heretofore and contemporaneously furnished by or on behalf of the Borrowers to Agent for purposes of or in connection with this Amendment does not contain any untrue statement of a material fact or omit to state any material fact

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necessary to keep the statements contained herein or therein from being misleading.  Each of the foregoing representations and warranties shall constitute a representation and warranty of the Borrowers made under the Credit Agreement, and it shall be an Event of Default if any such representation and warranty shall prove to have been incorrect or false in any material respect at the time given.  Each of the representations and warranties made under the Credit Agreement (including those made herein) shall survive and not be waived by the execution and delivery of this Amendment or any investigation by Agent or the Lenders.

4.2                               Indemnification.  The Borrowers agree to indemnify and hold harmless Agent and the Lenders and their respective officers, employees, agents, attorneys and representatives (singularly, an “Indemnified Party”, and collectively, the “Indemnified Parties”) from and against any loss, cost, liability, damage or expense (including the reasonable fees and out-of-pocket expenses of counsel to Agent or the Lenders, including all local counsel hired by such counsel) (“Claim”) incurred by Agent or the Lenders in investigating or preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law, federal or state environmental law, or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, which is alleged to arise out of or is based upon any acts, practices or omissions or alleged acts, practices or omissions of the Borrowers or their agents or arises in connection with the duties, obligations or performance of the Indemnified Parties in negotiating, preparing, executing, accepting, keeping, completing, countersigning, issuing, selling, delivering, releasing, assigning, handling, certifying, processing or receiving or taking any other action with respect to the Loan Documents and all documents, items and materials contemplated thereby even if any of the foregoing arises out of an Indemnified Party’s ordinary negligence.  The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrowers to the Lenders hereunder or at common law or otherwise, and shall survive any termination of this Amendment, the expiration of the Loan and the payment of all indebtedness of the Borrowers to the Lenders hereunder and under the Notes, provided that the Borrowers shall not have any obligation under this section to the Lenders with respect to any of the foregoing arising out of the gross negligence or willful misconduct of the Lenders.  If any Claim is asserted against any Indemnified Party, the Indemnified Party shall endeavor to notify the Borrowers of such Claim (but failure to do so shall not affect the indemnification herein made except to the extent of the actual harm caused by such failure).  The Indemnified Party shall have the right to employ, at the Borrowers’ expense, counsel of the Indemnified Parties’ choosing and to control the defense of the Claim.  The Borrowers may at their own expense also participate in the defense of any Claim.  Each Indemnified Party may employ separate counsel in connection with any Claim to the extent such Indemnified Party believes it reasonably prudent to protect such Indemnified Party.  The parties intend for the provisions of this Section to apply to and protect each Indemnified Party from the consequences of strict liability imposed or threatened to be imposed on any Indemnified Party as well as from the consequences of its own negligence, whether or not that negligence is the sole, contributing, or concurring cause of any Claim, but not from any portion of such Claim arising from the gross negligence or willful misconduct of any Indemnified Party.

4.3                               Counterparts.  This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and

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delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  However, this Amendment shall bind no party until the Borrowers, Agent and Lenders have executed a counterpart.  Facsimiles shall be effective as originals.

4.4                               WRITTEN CREDIT AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED, REPRESENTS THE FINAL AGREEMENT BETWEEN AND AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN AND AMONG THE PARTIES.

4.5                               No Impairment.  The Borrowers acknowledge and agree that the renewal, extension and amendment of the Credit Agreement shall not be considered a novation of account or new contract but that all existing rights, titles, powers, and estates in favor of the Agent and the Lenders constitute valid and existing obligations in favor of Agent and the Lenders.  The Borrowers confirm and agree that (a) neither the execution of this Amendment nor any other Loan Document nor the consummation of the transactions described herein and therein shall in any way effect, impair or limit the covenants, liabilities, obligations and duties of the Borrowers under the Loan Documents and (b) the obligations evidenced and secured by the Loan Documents continue in full force and effect.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Third Amendment to Third Amended and Restated Credit Agreement to be duly executed as of the date first above written.

BORROWERS:

EXCO RESOURCES, INC.
a Texas corporation

By:	/s/ J. DOUGLAS RAMSEY
Name:	J. Douglas Ramsey
Title:	Vice President and Chief Financial Officer

EXCO OPERATING, LP
a Delaware limited partnership

By:	EXCO Investment II, LLC,
its sole general partner

	By:	EXCO Resources, Inc.,
its sole member

	By:	/s/ J. DOUGLAS RAMSEY
	Name:	J. Douglas Ramsey
	Title:	Vice President and Chief Financial Officer

NORTH COAST ENERGY, INC.
a Delaware corporation

By:	/s/ J. DOUGLAS RAMSEY
Name:	J. Douglas Ramsey
Title:	Vice President

NORTH COAST ENERGY EASTERN, INC.
a Delaware corporation

By:	/s/ J. DOUGLAS RAMSEY
Name:	J. Douglas Ramsey
Title:	Vice President

LENDERS:

BANK ONE, NA
a national banking association
(Main Office Chicago) as a Lender and as Administrative Agent

By:	/s/ TOM K. MARTIN
Name:	Tom K. Martin
Title:	Associate Director

BNP PARIBAS
as a Lender and as Syndication Agent

By:	/s/ DAVID DODD
Name:	David Dodd
Title:	Director

By:	/s/ BETSY JOCHER
Name:	Betsy Jocher
Title:	Vice President

THE BANK OF NOVA SCOTIA
as a Lender and as a Co-Documentation Agent

By:	/s/ NADINE BELL
Name:	Nadine Bell
Title:	Senior Manager

COMERICA BANK
as a Lender

By:	/s/ MICHELE L. JONES
Name:	Michele L. Jones
Title:	Vice President – Texas Division

FLEET NATIONAL BANK
as a Lender

By:	/s/ JEFFREY H. RATHKAMP
Name:	Jeffrey H. Rathkamp
Title:	Director

JPMORGAN CHASE BANK
as a Lender

By:	/s/ RUSSELL A. JOHNSON
Name:	Russell A. Johnson
Title:	Vice President

TORONTO DOMINION, (TEXAS), INC.
as a Lender and as a Co-Documentation Agent

By:	/s/ NEVA NESBITT
Name:	Neva Nesbitt
Title:	Vice President

UNION BANK OF CALIFORNIA, N.A.
as a Lender

By:	/s/ KIMBERLY COIL
Name:	Kimberly Coil
Title:	Assistant Vice President

By:	/s/ JOHN CLARK
Name:	John Clark
Title:	Vice President

CREDIT SUISSE FIRST BOSTON
acting through its Cayman Island branch as a Lender

By:	/s/ JAY CHALL
Name:	Jay Chall
Title:	Director

By:	/s/ VANESSA GOMEZ
Name:	Vanessa Gomez
Title:	Associate

BANK OF AMERICA N.A.
as a Lender

By:	/s/ JEFFREY H. RATHKAMP
Name:	Jeffrey H. Rathkamp
Title:	Director

KEY BANK,
as a Lender

By:	/s/ THOMAS RAJAN
Name:	Thomas Rajan
Title:	Vice President

FORTIS CAPITAL CORP.,
as a Lender

By:	/s/ DARRELL W. HOLLEY
Name:	Darrell W. Holley
Title:	Managing Director

By:	/s/ DAVID MONTGOMERY
Name:	David Montgomery
Title:	Senior Vice President

WASHINGTON MUTUAL BANK, FA,
as a Lender

By:	/s/ RUSSELL R. OTTS
Name:	Russell R. Otts
Title:	Vice President

WELLS FARGO BANK, NA
as a Lender

By:	/s/ REED V. THOMPSON
Name:	Reed V. Thompson
Title:	Vice President

EXHIBIT A

THIRD AMENDMENT TO CANADIAN CREDIT AGREEMENT

(attached)

ANNEX A

COMMITMENT PERCENTAGES

LENDER		COMMITMENT PERCENTAGE

Bank One, NA		7.09770114942529%
1 Bank One Plaza
Mail Code IL1-0634
Chicago, Illinois 60670-0634
Attention:	Jim Moore
Telephone:	312.385.7057
Facsimile:	312.385.7096

BNP Paribas		6.55172413793104%
1200 Smith Street, Suite 3100
Houston, Texas 77002
Attention: David Dodd with a copy to Polly Schott
Telephone: 713.982.1156
Facsimile: 713.659.6915

JPMorgan Chase Bank		2.72988505747126%
1111 Fannin, 10th Floor
Houston, Texas 77002
Attention: Janené English
Telephone: 713.750.2501
Facsimile: 713.427.6307

The Bank of Nova Scotia		6.55172413793104%
1100 Louisiana, Suite 2000
Houston, Texas 77002
Attention:	Greg Smith
Telephone:	713.759.3440
Facsimile:	713.752.2425

Comerica Bank		6.00574712643678%
1601 Elm Street, 2nd Floor
Dallas, Texas 75201
Attention:	Michele Jones with a copy to Cathy Watson
Telephone:	214.969.6564
Facsimile:	214.969.6561

Fleet National Bank	13.10344827586210%
100 Federal Street, MA DE 10008A
Boston, Massachusetts 02110
Attention: Jeffrey Rathkamp
Telephone: 617.434.9061
Facsimile: 617.434.3652

Toronto Dominion, (Texas), Inc.	6.55172413793104%
900 Fannin, Suite 1700
Houston, Texas 77010
Attention: Bobby Poirrier with a copy to Diana Jugon
Telephone: 713.653.8221
Facsimile: 713.652.2647

Union Bank of California, N.A.	6.27873563218391%
500 North Akard Street, Suite 4200
Dallas, Texas 75201
Attention: Randall Osterberg
Telephone: 214.922.4205
Facsimile: 214.922.4209

Credit Suisse First Boston Cayman Branch	6.55172413793104%
11 Madison Avenue
New York, New York 10010
Attention: James Moran
Telephone: 212.325.9176
Facsimile: 212.325.8615

Attention: Denise Alvarez
Telephone: 212.538.0935
Facsimile: 212.325.8615

Bank of America N.A.	4.09482758620690%
1201 Main Street, 6th Floor
Dallas, Texas 75202
Attention: Mark Formby
Telephone: 214.508.4711
Facsimile: 214.508.4858

Key Bank	8.62068965517241%
127 Public Square
Cleveland, Ohio 44114
Attention: Anita Anders
Telephone: 216.689.4448
Facsimile: 216.689.5962

	Fortis Capital Corp.	8.62068965517241%
	15455 North Dallas Parkway
	Suite 1400
	Addison, Texas 75001
	Attention: Elice Tracey
	Telephone: 203.705.5778
	Facsimile: 203.705.5898

	Washington Mutual	8.62068965517241%
	3200 Southwest Freeway
	Suite 1547
	Houston, Texas 77027
	Attention: Patricia K. Baker
	Telephone: 713.543.7057
	Facsimile: 713.543.6605

With a copy to:	Washington Mutual
	3200 Southwest Freeway, Suite 1606
	Houston, Texas 77027
	Attention: Russell R. Otts
	Telephone: 713.543.7745
	Facsimile: 713.543.7114

	Wells Fargo Bank, NA	8.62068965517241%
	1740 Broadway, 3rd Fl
	Mail Code C730
	Denver, Colorado 80274
	Attention: Tanya Ivie
	Telephone: 303.863.6102
	Facsimile: 303.863.2729

PRICING SCHEDULE

APPLICABLE MARGIN

Borrowing Base Usage	Applicable Margin for Floating Rate Loans	Applicable Margin for Eurodollar Loans	Applicable Margin for Unused Commitment Fee
Greater than or equal to 90%	1.00%	2.00%	.50%
Greater than or equal to 75% and less than 90%	.75%	1.75%	.50%
Greater than or equal to 50% and less than 75%	.50%	1.50%	.375%
Less than 50%	.25%	1.25%	.25%